EXHIBIT 99.1

LETTER OF TRANSMITTAL

With Respect to Tender of

Unregistered 5.5% Senior Notes due 2012

In Exchange For

5.5% Senior Notes due 2012

of

Varco International, Inc.

Pursuant to the prospectus dated                     , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

                    , 2003, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The exchange agent is:

THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

By Registered or Certified Mail:	By Hand Delivery:

The Bank of New York Trust Company of Florida, N.A. c/o The Bank of New York 101 Barclay Street, Floor 7 East New York, New York 10286 Attn: Reorganization Section	The Bank of New York Trust Company of Florida, N.A. c/o The Bank of New York 101 Barclay Street Corporate Trust Services Window New York, New York 10286 Attn: Reorganization Section

By Overnight Delivery:	By Facsimile: (for eligible institutions only):

The Bank of New York Trust Company of Florida, N.A. c/o The Bank of New York 101 Barclay Street Corporate Trust Services Window New York, New York 10286 Attn: Reorganization Section	(212) 298-1915 Confirm by Telephone: (212) 815-5098 Attn: Bernard Arsenec

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal (the “Letter of Transmittal”) should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received the prospectus dated                     , 200  , of Varco International, Inc., a Delaware corporation (“Varco” or the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of its 5.5% Senior Notes due 2012 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for each $1,000 principal amount of its outstanding 5.5% Senior Notes due 2012 (the “Old Notes”). Recipients of the prospectus should read the requirements described in the prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used by a holder of Old Notes:

•	if certificates representing tendered Old Notes are to be forwarded herewith, or

•	if a tender is made pursuant to the guaranteed delivery procedures in the section of the prospectus entitled “The Exchange Offer,Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the exchange agent’s account at DTC can execute the tender through the Automated Tender Offer Program (“ATOP”) for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the exchange agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

•	complete the box entitled, “Description of Old Notes Tendered;”

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the Letter of Transmittal by completing the box entitled “Sign Here;” and

•	complete the Substitute Form W-9.

Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the exchange agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the prospectus entitled “The Exchange Offer,Guaranteed Delivery Procedures.” See Instruction 2. Delivery of documents to DTC does not constitute delivery to the exchange agent. In order to ensure participation in the Exchange Offer, Old Notes must be properly tendered prior to the Expiration Date.

Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in box below entitled “Description of Old Notes Tendered,” and sign the box below entitled “Sign Here.” If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2003, unless extended by Varco.

The undersigned hereby tenders for exchange the Old Notes described in the box entitled “Description of Old Notes Tendered” below pursuant to the terms and conditions described in the prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of registered holder(s) (Please fill in, if blank)	Shares Tendered (Attach additional signed list if necessary)

	Certificate Number(s)	Aggregate Principal Amount Represented by Certificate(s)	Principal Amount Tendered for Exchange (A)(B)

(A)   Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)   The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that guaranteed delivery

Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Old Notes for exchange. Persons who are beneficial owners of Old Notes but are not registered holders and who seek to tender Old Notes should:

•	contact the registered holder of such Old Notes and instruct such registered holder to tender on his or her behalf;

•	obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”); or

•	effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date.

See the section entitled “The Exchange Offer—Procedures for Tendering” in the prospectus.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Varco for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Old Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to Varco all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of Varco) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to Varco;

•	present and deliver such Old Notes for transfer on the books of Varco; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Varco will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Varco to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by Varco and the issuance of New Notes in exchange therefor shall constitute performance in full by Varco of its obligations under the Registration Rights Agreement.

By tendering, each holder of Old Notes represents that the New Notes acquired in the exchange will be obtained in the ordinary course of such holder’s business, that such holder has no arrangement with any person to participate in the distribution of such New Notes, that such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not participating in, and does not intend to participate in, a distribution of the New Notes. Any holder of Old Notes who is an affiliate of the Company or who tenders Old Notes in the Exchange Offer for the purpose of participating in a distribution of the New Notes cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its series of interpretive “no-action” letters with respect to exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer holding Old Notes that were acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer, however, by so acknowledging and by delivering a prospectus in connection with the exchange of Old Notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

4

The Exchange Offer is subject to certain conditions, each of which may be waived or modified by Varco, in whole or in part, at any time and from time to time, as described in the prospectus under the caption “The Exchange Offer,Conditions.” The undersigned recognizes that as a result of such conditions Varco may not be required to accept for exchange, or to issue New Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Issuance Instructions” below.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing Old Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying document, as appropriate) to the address(es) of the holder(s) appearing under “Description of Old Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. The undersigned recognizes that Varco does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Old Notes from the name of the holder thereof if Varco does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

5

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) New Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the New Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

Signature(s) of holder(s) of Old Notes

Dated:

(Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title)

Name(s)

(Please type or Print)

Address

(Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S)

(If required — see Instructions 1 and 6)

Authorized Signature

Name

(Please Type or Print)

Title

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated:

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

•	by the registered holder(s) of Old Notes thereof, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	to the account of a firm that is an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Old Notes but are not the registered holder(s) and who seek to tender Old Notes for exchange should:

•	contact the registered holder(s) of such Old Notes and instruct such registered holder(s) to tender on such beneficial owner’s behalf;

•	obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

•	effect a record transfer of such Old Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Old Notes for exchange prior to the Expiration Date. See Instruction 6.

2.    Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the exchange agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

The method of delivery of this Letter of Transmittal, Old Notes and all other required documents to the exchange agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date, to permit delivery to the exchange agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the exchange agent. This Letter of Transmittal and Old Notes tendered for exchange should be sent only to the exchange agent, not to Varco.

A holder who desires to tender Old Notes for exchange and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures described below.

If holders desire to tender Old Notes for exchange pursuant to the Exchange Offer and:

•	certificates representing such Old Notes are not lost but are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the exchange agent prior to the Expiration Date; or

•	the procedures for book-entry transfer cannot be completed prior to the Expiration Date,

such holder may effect a tender of Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

Pursuant to the guaranteed delivery procedures:

(a)    such tender must be made by or through an Eligible Institution (defined as a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent, i.e., the Securities Transfer Agent’s Medallion Program, the Stock Exchange’s Medallion Program and the New York Stock Exchange’s Medallion Signature Program);

(b)    prior to the Expiration Date, the exchange agent must have received from such Eligible Institution, at one of the addresses of the exchange agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by Varco setting forth the name(s) and address(es) of the registered holder(s) of such Old Notes, the certificate number(s) and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

(c)    this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC as described above) and all other required documents must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

3.    Inadequate Space.    If the space provided in the box entitled “Description of Old Notes Tendered” above is adequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

4.    Withdrawal of Tenders.    A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the exchange agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”);

•	identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

•	include a statement that such holder is withdrawing his election to have such Old Notes exchanged;

•	be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender;

•	specify the name in which any such Old Notes are to be registered, if different from that of the Depositor; and

•	if applicable because the Old Notes have been tendered under the book-entry procedures, specify the name and number of the participant’s account at DTC to be credited, if different from that of the person having tendered the Old Notes to be withdrawn.

The exchange agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by Varco and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the prospectus at any time prior to the Expiration Date.

5.    Partial Tenders (Not Applicable To Holders Of Old Notes Who Tender By Book-Entry Transfer).    Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

6.    Signatures on This Letter of Transmittal; Bond Powers and Endorsements.    If this Letter of Transmittal is signed by the holder(s) of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Varco of its authority so to act must be submitted, unless waived by Varco.

If this Letter of Transmittal is signed by the holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7.    Transfer Taxes.    Except as set forth in this Instruction 7, Varco will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8.    Special Issuance and Delivery Instructions.    If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained at DTC as such holder may designate.

9.    Irregularities.    All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by Varco, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. Varco reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in Varco’s opinion, be unlawful. Varco also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. Varco’s interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as Varco determines, unless waived by Varco. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by Varco or cured. Neither Varco, the exchange agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

10.    Waiver of Conditions.    To the extent permitted by applicable law, Varco reserves the right to waive any and all conditions to the Exchange Offer as described under “The Exchange Offer—Conditions” in the prospectus, and accept for exchange any Old Notes tendered.

11.    Mutilated, Lost, Stolen or Destroyed Old Notes.    Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

12.    Requests for Assistance or Additional Copies.    Requests for assistance or for additional copies of the prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the exchange agent at its address set forth on the cover of this Letter of Transmittal.

IMPORTANT—This Letter of Transmittal, together with certificates for tendered Old Notes and all other required documents, with any required signature guarantees and all other required documents must be received by the exchange agent prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under current federal income tax law, if your tendered Old Notes are accepted for exchange, you may be subject to backup withholding. In order to avoid such backup withholding, each holder must provide the exchange agent with such holder’s correct taxpayer identification number and certify that such holder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the exchange agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Old Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the exchange agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause the Old Notes to be deemed invalidly exchanged, but may require the exchange agent to withhold a portion of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PAYER’S NAME: THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3 — Certification Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Part 4 — Awaiting TIN

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE DATE

NAME

ADDRESS

CITY                                            STATE                                            ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of—

1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)	10. Corporate account	The corporation

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7. a. The usual revocable saving trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee

b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	You must show your individual name, but you may also enter your business or “doing business” name. You may use either your Social Security Number or Employer Identification Number.

(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United Sates or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign corporations.
•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Section 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. — If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

LETTER TO REGISTERED HOLDERS AND DTC PARTICIPANTS

REGARDING THE OFFER TO EXCHANGE

$150,000,000 OF 5.5% SENIOR NOTES DUE 2012

for

OUTSTANDING UNREGISTERED 5.5% SENIOR NOTES DUE 2012

of

VARCO INTERNATIONAL, INC.

PURSUANT TO THE PROSPECTUS DATED                     , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

                    , 2003, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE

EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE

WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

TO REGISTERED HOLDERS AND THE DEPOSITORY TRUST COMPANY PARTICIPANTS:

We have been appointed by Varco International, Inc. to act as exchange agent in connection with its offer (the “Exchange Offer”) to exchange new 5.5% Senior Notes due 2012 (the “New Notes”), pursuant to an offering registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding 5.5% Senior Notes due 2012 (the “Old Notes”), upon the terms and subject to the conditions set forth in the prospectus dated                     , 200_, and in the accompanying Letter of Transmittal (which together constitute the “Exchange Offer”).

Enclosed herewith are copies of the following documents:

1.	Prospectus dated , 2001;

2.	Letter of Transmittal for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

3.	The Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Old Notes and all other required documents cannot be delivered to the exchange agent prior to the Expiration Date;

4.	A form of letter which may be sent to your clients for whose account you hold Old Notes in your name or in the name of a nominee, with space provided for obtaining such clients’ instructions with regard to the Exchange Offer; and

5.	A return envelope addressed to the exchange agent.

DTC Participants will be able to execute tenders and deliver consents through the DTC Automated Tender Offer Program.

Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on                           , 2003, unless extended by Varco. We urge you to contact your clients as promptly as possible.

You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

Additional copies of the enclosed materials may be obtained from the exchange agent, at the address and telephone number set forth below.

Very truly yours,

The Bank of New York of Florida, N.A.

c/o The Bank of New York

101 Barclay Street

Reorganization Department—7E

New York, New York 10286

(212) 815-5098

Nothing contained herein or in the enclosed documents shall constitute you or any other person as the agent of Varco or the exchange agent or authorize you or any other person to give any information or make any representation on behalf of any of them with respect to the Exchange Offer not contained in the prospectus or the Letter of Transmittal.

Letter to Beneficial Holders Regarding the Offer to Exchange

$150,000,000 of 5.5% Senior Notes due 2012

for

Outstanding Unregistered 5.5% Senior Notes due 2012

of

Varco International, Inc.

Pursuant to the prospectus dated                           , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

                        , 2003, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE

EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE

WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                    , 200

To Our Clients:

Enclosed for your consideration is the prospectus dated                           , 200_ and the accompanying Letter of Transmittal (the “Letter of Transmittal”) that together constitute the offer (the “Exchange Offer”) by Varco International, Inc., to exchange new 5.5% Senior Notes due 2012 (“New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for all of its outstanding 5.5% Senior Notes due 2012 (the “Old Notes”), upon the terms and subject to the conditions set forth in the prospectus. The prospectus and the Letter of Transmittal more fully describe the Exchange Offer. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the prospectus.

To participate in the Exchange Offer, persons in whose names Old Notes are registered on the books of the registrar (“Registered Holders”) must either:

•	cause to be delivered to The Bank of New York (the “Exchange Agent”) at the address set forth in the Letter of Transmittal, Old Notes in proper form for transfer, together with a properly executed Letter of Transmittal; or
•	cause a DTC Participant to tender such holder’s Old Notes to the Exchange Agent’s account maintained at the Depository Trust Company (“DTC”) for the benefit of the Exchange Agent through the DTC’s Automated Tender Offer Program (“ATOP”), including transmission of an agent’s message in which the Registered Holder acknowledges and agrees to be bound by the terms of the Letter of Transmittal.

By complying with DTC’s ATOP procedures with respect to the Exchange Offer, the DTC Participant confirms on behalf of itself and the beneficial owners of tendered Old Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Exchange Agent.

We are the holder of Old Notes held for your account. A tender of such Old Notes can be made only by us as the holder for your account and pursuant to your instructions. The enclosed Letter of Transmittal is furnished to you for your information only and cannot be used to tender Old Notes.

We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account, pursuant to the terms and subject to the conditions set forth in the prospectus and the Letter of Transmittal.

Your instructions to us should be forwarded as promptly as possible in order to permit us to tender your Old Notes on your behalf in accordance with the provisions of the prospectus and the Letter of Transmittal. The Exchange Offer will expire at 5:00 p.m., New York City time, on                               , 2003, unless extended by Varco. Old Notes properly tendered may be withdrawn at any time on or prior to the Expiration Date.

The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

Pursuant to the Letter of Transmittal, each holder of Old Notes must represent to Varco that:

•	the New Notes to be acquired by such holder pursuant to the Exchange Offer are being acquired in the ordinary course of business of the holder;

•	such holder is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in a distribution of the New Notes;

•	such holder is not an “affiliate,” as defined under Rule 405 of the Securities Act, of Varco;

•	such holder acknowledges that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or who tenders Old Notes in the Exchange Offer for the purpose of participating in a distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the New Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its series of interpretive “no-action” letters with respect to exchange offers; and

•	if the holder is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it must represent that the Old Notes to be exchanged for New Notes were acquired as a result of market-making activities or other trading activities and must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the exchange of Old Notes, the holder will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The enclosed “Instruction to Registered Holder or DTC Participant from Beneficial Owner” form contains an authorization by you, as the beneficial owner of Old Notes, for us to make the foregoing representations on your behalf.

We urge you to read the enclosed Letter of Transmittal in conjunction with the Exchange Offer carefully before instructing us to tender your Old Notes.

Your attention is directed to the following:

1.	The Exchange Offer is described in and subject to the terms and conditions set forth in the prospectus dated , 200
2.	Subject to the terms and conditions of the Exchange Offer, Varco will accept for exchange on the Expiration Date all Old Notes properly tendered and will issue New Notes promptly after such acceptance.
3.	If you desire to tender any Old Notes pursuant to the Exchange Offer, we must receive your instructions in ample time to permit us to effect a tender of the Old Notes on your behalf prior to the Expiration Date.
4.	Any brokerage fees, commissions or transfer taxes will be borne by Varco, except as otherwise provided in Instruction 7 of the Letter of Transmittal.

If you wish to tender any or all of the Old Notes held by us for your account, please so instruct us by completing, executing, detaching and returning to us the instruction form attached hereto. If you authorize the tender of your Old Notes, all such Old Notes will be tendered unless otherwise specified on the instruction form. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf on or prior to the Expiration Date. The specimen Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

Varco is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Old Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If Varco becomes aware of any jurisdiction in which the making of the Exchange Offer would not be in compliance with such laws, Varco will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Exchange Offer. If, after such good faith effort, Varco cannot comply with any such laws, the Exchange Offer will not be made to the Registered Holders residing in such jurisdiction.

Instructions To Registered Holder Or DTC Participant

From Beneficial Owner

for

5.5% Senior Notes due 2012

of

Varco International, Inc.

The undersigned hereby acknowledges receipt of the Prospectus dated                     , 200   (the “Prospectus”), of Varco International, Inc., (“Varco”), and the accompanying Letter of Transmittal (the “Letter of Transmittal”) that together constitute the Varco’s offer (the “Exchange Offer”). Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus and the Letter of Transmittal.

This will instruct you as to the action to be taken by you relating to the Exchange Offer with respect to the 5.5% Senior Notes due 2012 (the “Old Notes”) held by you for the account of the undersigned.

The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

$                     of Old Notes.

With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

☐	To TENDER the following principal amount of Old Notes held by you for the account of the undersigned (insert amount of Old Notes to be tendered, if any):

$                     of Old Notes,

☐	NOT to TENDER any Old Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the unregistered notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the letter of transmittal that are to be made with respect to the undersigned as a beneficial owner of the unregistered notes, including but not limited to the representations that (i) the undersigned’s principal residence is in the state of (fill in state)                                 , (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of New Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled “The Exchange Offer—Resale of the New Notes”), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resales of New Notes obtained by the undersigned in exchange for the unregistered notes acquired by the undersigned directly from the partnership should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Securities and Exchange Commission, (vi) the undersigned is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the partnership, and (vii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for unregistered notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any sale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933, as amended; (b) to agree, on behalf of the undersigned, as set forth in the letter of transmittal; and (c) to take such other action as necessary under the prospectus or the letter of transmittal to effect the valid tender of unregistered notes.

The purchaser status of the undersigned is (check the box that applies):

☐	A “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended)

☐	An “Institutional Accredited Investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended)

☐	A non “U.S. person” (as defined in Regulation S of the Securities Act of 1933, as amended) that purchased the unregistered notes outside the United States in accordance with Rule 904 of the Securities Act of 1933, as amended.

☐	Other (describe)

SIGN HERE

Name of Beneficial Owner(s):

Signature(s):

Name(s) (please print):

Address:

Telephone Number:

Taxpayer Identification or Social Security Number:

Date: